Exhibit 10.3

FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2026, is made and entered into by and among [●] (f/k/a Black Spade Acquisition III Co), a Cayman Islands exempted company (the “Company”), Black Spade Sponsor LLC III, a Cayman Islands limited liability company (the “Sponsor”), Cohen & Company Capital Markets, a division of Cohen and Company Securities, LLC and Chardan Capital Markets, LLC (the “Representatives”), and the undersigned parties listed as an Existing Holder on the signature pages hereto (each such party, together with the Sponsor, the Representatives and any other person deemed an “Existing Holder” who hereafter becomes a party to this Agreement pursuant to Section 5.2 hereof, an “Existing Holder” and collectively, the “Existing Holders”), and Astrum Space Holding Inc, a Cayman Islands exempted company and the undersigned parties listed as a New Holder on the signature pages hereto (each such party, together with any other person deemed a “New Holder” who hereafter becomes a party to this Agreement pursuant to Section 5.2 hereof, a “New Holder” and collectively, the “New Holders”). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and the Representatives entered into that certain Registration Rights Agreement, dated as of January 5, 2026 (the “Existing Registration Rights Agreement”), pursuant to which the Company granted to the holders named therein certain registration rights with respect to certain securities of the Company;

WHEREAS, the Company has entered into that certain Business Combination Agreement, dated as of August 27, 2026 (as may be amended from time to time, the “Business Combination Agreement”), with Astrum Networks Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore, and Astrum Space Inc, a Cayman Islands exempted company (“Astrum”), pursuant to which Astrum will merge with and into the Company with the Company surviving as a publicly traded company listed on the New York Stock Exchange;

WHEREAS, upon the closing of the transactions contemplated by the Business Combination Agreement and subject to the terms and conditions set forth therein, the Existing Holders and the New Holders will hold Class A ordinary shares, par value $0.0001 per share, of the Company (“Ordinary Shares”) and the Existing Holders will own Private Placement Warrants (as defined herein);

WHEREAS, pursuant to Section 5.5 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth in the Existing Registration Rights Agreement may be amended or modified upon the written consent of the Company and the holders of a majority-in-interest of the “Registrable Securities” (as such term was defined in the Existing Registration Rights Agreement) at the time in question;

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, the Company, the Sponsor and the Representatives desire to amend and restate the Existing Registration Rights Agreement in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Existing Holders and the New Holders certain registration rights with respect to certain securities of the Company, and pursuant to which the Existing Holders and the New Holders shall agree to certain restrictions on the transfer of certain securities of the Company held by them, in each case as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1
DEFINITIONS

1.1 The terms defined in this Section 1.1 shall, for all purposes of this Agreement, have the respective meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Business Combination Agreement:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, (a) which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, and (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (b) as to which the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” shall have the meaning given in subsection 2.9.1.

“Board” shall mean the Board of Directors of the Company.

“BIII” shall mean Black Spade Acquisition III Co, a Cayman Islands exempted company.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Business Day” shall mean any day other than Saturday, Sunday or another day on which commercial banks located in New York or Hong Kong are authorized or required by law or executive order to be closed.

“Closing” shall have the meaning given in subsection 5.12.1.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demanding Holder” shall have the meaning given in Section 2.4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Existing Holder” or “Existing Holders” shall have the meaning given in the Preamble.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Form F-1” shall mean such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission.

“Form F-1 Shelf” shall have the meaning given in subsection 2.1.1.

“Form F-3” shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that permits forward incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Form F-3 Shelf” shall have the meaning given in subsection 2.1.3.

“Holder” or “Holders” shall mean the Existing Holders and the New Holders and any person who hereafter becomes a party to this Agreement pursuant to Section 5.2.

“Lock-Up Agreements” shall mean, collectively, the Shareholders Support and Lock-Up Agreement and Deed and the Sponsor Support and Lock-Up Agreement and Deed.

“Maximum Number of Securities” shall mean, as to a given Underwritten Offering, the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering, in the reasonable determination of the managing Underwriter(s), without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Holder” or “New Holders” shall have the meaning given in the Preamble.

“New Registration Statement” shall have the meaning given in subsection 2.2.1.

“Other Coordinated Offering” shall have the meaning given in subsection 2.9.1.

“Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean a person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the lock-up period under the applicable Lock-Up Agreements, and to any transferee thereafter.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind.

“Piggyback Registration” shall have the meaning given in Section 2.8.1.

“Private Placement Warrants” shall mean the private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of January 5, 2026, between the Company and the Sponsor or that certain Private Placement Warrants Purchase Agreement, dated January 5, 2026, among the Company and the Representatives, and in each case pursuant to that certain Warrant Agreement, dated as of January 5, 2026, as amended from time to time, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, including any such warrants issued upon conversion of working capital loans.

“Pro Rata” shall mean, with respect to a given Registration, offering or Transfer of Registrable Securities pursuant to this Agreement, pro rata based on (A) the number of Registrable Securities that each Holder, as applicable, has requested or proposed to be included in such Registration, offering or Transfer and (B) the aggregate number of Registrable Securities that all Holders have requested or proposed to be included in such Registration, offering or Transfer.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (a) the Private Placement Warrants (including any Ordinary Shares issued or issuable upon the exercise of any such Private Placement Warrants), (b) any issued and outstanding Ordinary Shares or any other equity security (including the Ordinary Shares issued or issuable upon the exercise of any other equity security) of the Company held by an Existing Holder as of the date of this Agreement (including any units of the Company issued upon conversion of working capital loans made to the Company, the Ordinary Shares and warrants included in such units and the Ordinary Shares issuable upon exercise of such warrants), (c) any issued and outstanding shares or any other equity security (including the Ordinary Shares issued or issuable upon the exercise of any such other equity security) of the Company held by a New Holder (including shares transferred to a Permitted Transferee) (i) as of the date of this Agreement or (ii) that are otherwise issued in connection with the transactions contemplated by the Business Combination Agreement, (d) any Ordinary Shares or warrants (including, but not limited to, Private Placement Warrants) to purchase Ordinary Shares otherwise acquired or owned by an Existing Holder or New Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company, and (e) any other equity security of the Company issued or issuable with respect to any such Ordinary Shares described in the foregoing clauses (a) through (d) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off, exchange, reorganization or other similar event; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates or book-entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) without any volume or manner-of-sale restrictions or limitations and without the requirement for the Company to be in compliance with the requirements of Rule 144(i)(2); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; provided that securities ceasing to be Registrable Securities by reason of sub-part (D) shall again become Registrable Securities during any period in which there is no adequate current public information with respect to the Company available under Rule 144(c) of the Securities Act and during any period where sales of such securities under Rule 144 are again subject to volume or manner of sale limitations.

“Registration” shall mean a registration, including any related Underwritten Takedown, effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration;

(F) the Company’s roadshow and travel expenses, if any;

(G) the fees and expenses of any special experts retained by the Company in connection with such Registration;

(H) the Company’s internal expenses (including, without limitation, all salaries and expenses of the Company’s and its subsidiaries’ officers and employees and all overhead costs of the Company and its subsidiaries);

(I) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating an Underwritten Takedown, provided, for the avoidance of doubt, that any Holder that reasonably determines it has a separate interest may appoint separate counsel for itself at such Holder’s own expense; and

(J) all other out-of-pocket expenses of a Registration,

in each case, excluding Underwriters’ commissions and any related transfer taxes attributable to the sale of Registrable Securities by a Holder, and the fees and disbursements of legal counsel to the selling Holders, in an Underwritten Takedown, Block Trade or Other Coordinated Offering.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form F-4, Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Remaining Securities” shall have the meaning given in Section 2.3.1.

“Requesting Holder” shall have the meaning given in Section 2.5.

“SEC Guidance” shall have the meaning given in subsection 2.2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form F-1 Shelf, the Form F-3 Shelf or any Subsequent Shelf, as the case may be.

“Shelf Registration” shall mean a Registration of securities pursuant to a Registration Statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Significant Holder” shall mean [Astrum Holding].

“Sponsor” shall have the meaning given in the Preamble hereto.

“Sponsor Parties” means (a) the Sponsor; and (b) each Person listed in rows 2 through 15 of Schedule 1.

“Sponsor Parties Representative” shall have the meaning given in subsection 5.14.1.

“Subsequent Shelf” shall have the meaning given in subsection 2.3.2.

“Takedown Demand” shall have the meaning given in subsection 2.4.1.

“Takedown Threshold” shall have the meaning given in Section 2.4.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Takedown” shall have the meaning given in Section 2.4.

ARTICLE 2
REGISTRATIONS

2.1 Resale Shelf Registration.

2.1.1 The Company shall use its reasonable best efforts to (a) file within thirty (30) days following the Closing, and use reasonable efforts to cause to be declared effective as soon as practicable thereafter, a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) covering the resale of (i) all the Registrable Securities held by the Holders other than the Significant Holder (determined as of two (2) Business Days prior to such filing) unless as otherwise notified in writing by such Holder to the Company at least five (5) Business Days prior to such filing; and (ii) all or part of the Registrable Securities held by the Significant Holder, as shall be notified in writing by the Significant Holder to the Company at least five (5) Business Days prior to such filing, on a delayed or continuous basis, and shall use its reasonable best efforts to have such Shelf declared effective as soon as practicable after the filing thereof, and (b) keep such Form F-1 Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as a Form F-3 Shelf is declared effective pursuant to Section 2.1.3.

2.1.2 Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein.

2.1.3 Following the filing of a Form F-1 Shelf, the Company shall use reasonable efforts to convert and/or file, and to cause to become effective, the Form F-1 Shelf (and each Subsequent Shelf) to a Shelf Registration on Form F-3 (the “Form F-3 Shelf”) as soon as practicable, and in any event within sixty (60) days, after the Company is eligible to use Form F-3.

2.2 Rule 415 Cutback.

2.2.1 Notwithstanding the registration obligations set forth in Section 2.1, in the event the Commission informs the Company that all requested Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (a) inform each of the Holders and use its reasonable efforts to file amendments to the Shelf Registration as required by the Commission and/or (b) withdraw the Shelf Registration and file a new Registration Statement (a “New Registration Statement”), on Form F-3, or if Form F-3 is not then available to the Company for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable efforts to advocate with the Commission for the registration of all requested Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”).

2.2.2 Notwithstanding any other provision of this Agreement, if from time to time any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities) (such maximum number of Registrable Securities permitted to be registered, the “Maximum Registrable Number”), unless otherwise directed in writing by a Holder as to its Registrable Securities and subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders, the Company shall prioritize the Registration of (a) first, all Registrable Securities not subject to lock-up restrictions as of the Closing pursuant to the terms of the Lock-up Agreements, all Private Placement Warrants (including all Ordinary Shares issuable upon exercise of such warrants) and all Ordinary Shares issued in a PIPE Financing (as defined in the Business Combination Agreement (if any) on a Pro Rata basis, (b) second, all Registrable Securities subject to a one-year lock-up restriction pursuant to the terms of the Lock-up Agreements on a Pro Rata Basis, and third all remaining Registrable Securities on a Pro Rata Basis. For the avoidance of doubt, each Holder hereby acknowledges and agrees that the Company may amend (or withdraw and refile) any Registration Statement filed pursuant to this Agreement in order to give effect to this Section 2.2.

2.2.3 If the Company amends the Shelf Registration or files a New Registration Statement, as the case may be, under this Section 2.2, the Company shall use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration, as amended, or the New Registration Statement.

2.3 Maintenance, Amendment, Supplement and Subsequent Shelf.

2.3.1 The Company shall use reasonable efforts to maintain each Shelf in accordance with the terms of this Agreement, and shall prepare and file with the Commission from time to time such amendments and supplements to the Shelf as may be necessary (a) to keep the Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities and (b) to register the resale of all or any Registrable Securities held by the Significant Holder that are not registered for resale on the Form F-1 Shelf initially filed with the Commission pursuant to Section 2.1.1 (the “Remaining Securities”).

2.3.2 If a Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use reasonable efforts to as promptly as is reasonably practicable (a) cause such Shelf to again become effective under the Securities Act (including using reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), (b) amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf, or (c) prepare and file an additional Registration Statement for a Shelf Registration (a “Subsequent Shelf”) registering the resale of (i) all the Registrable Securities held by the Holders other than the Significant Holder (determined as of two (2) Business Days prior to such filing) unless as otherwise notified in writing by such Holder to the Company at least five (5) Business Days prior to such filing; and (ii) all or part of the Remaining Securities, as shall be notified in writing by the Significant Holder to the Company at least five (5) Business Days prior to such filing.

2.3.3 If a Subsequent Shelf is filed pursuant to Section 2.3.2, the Company shall use reasonable efforts to (a) cause such Subsequent Shelf to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof, and (b) keep such Subsequent Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf shall be on Form F-3 to the extent that the Company is eligible to use such form, and shall be an automatic shelf registration statement as defined in Rule 405 promulgated under the Securities Act if the Company is a well-known seasoned issuer as defined in Rule 405 promulgated under the Securities Act at the most recent applicable eligibility determination date. Otherwise, such Subsequent Shelf shall be on another appropriate form.

2.4 Demand for Underwritten Takedown. Subject to the Lock-Up Agreements and to the provisions of this Section 2.4 and Sections 2.5 and 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, any Holder(s) of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may request to sell all or a portion of their Registrable Securities in an Underwritten Offering, a Block Trade or an Other Coordinated Offering, in each case that is registered pursuant to the Shelf (each, an “Underwritten Takedown”) in accordance with this Section 2.4; provided that, the Company shall only be obligated to effect an Underwritten Takedown if such Underwritten Offering shall include Registrable Securities proposed to be sold by the Demanding Holder with a total offering price reasonably expected to exceed, in the aggregate, US$25,000,000.

2.4.1 Takedown Demand Notice. All requests for an Underwritten Takedown shall be made by giving written notice to the Company, which notice shall specify the number of Registrable Securities proposed to be sold in the Underwritten Takedown (such written notice, a “Takedown Demand”).

2.4.2 Underwriters. The majority-in-interest of the Demanding Holders initiating an Underwritten Takedown shall have the right to select the Underwriter(s) for such Underwritten Offering (which shall consist of one or more reputable nationally recognized investment banks). The Company shall not be required to include any Holder’s Registrable Securities in such Underwritten Takedown unless such Holder accepts the terms of the underwriting as agreed between the Company and its Underwriter(s) in customary form and enters into and complies with an underwriting agreement with such Underwriter(s) in customary form (after having considered and taken reasonable account of comments of U.S. counsel for the Holders which are selling in the Underwritten Takedown). Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Takedown pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering.

2.4.3 Number and Frequency of Underwritten Takedowns. Notwithstanding anything to the contrary in this Section 2.4, under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Underwritten Takedowns within any twelve-month period following the Closing.

2.5 Reduction of Underwritten Takedown. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to a Takedown Demand, in good faith, advises the Company and the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Offering (such Demanding Holders and other requesting Holders, the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Offering:

2.5.1 first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) that can be sold without exceeding the Maximum Number of Securities (to be allocated among the Demanding Holders and Requesting Holders in the manner set forth in subsection 2.2.2 if the Registrable Securities desired to be sold by such Holders in the aggregate would exceed the Maximum Number of Securities);

2.5.2 second, to the extent that the Maximum Number of Securities has not been reached under the foregoing subsection 2.5.1, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and

2.5.3 third, to the extent that the Maximum Number of Securities has not been reached under the foregoing subsections 2.5.1 and 2.5.2, any Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register pursuant to any separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.6 Effective Registration. Notwithstanding any other provision in this Agreement, a Registration will not count as an Underwritten Takedown until the Registration Statement filed with the Commission with respect to such Underwritten Takedown has been declared effective and the Company has complied with all of its obligations under this Agreement with respect to such Underwritten Takedown; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Underwritten Takedown is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Underwritten Takedown will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority in interest of the Demanding Holders, thereafter elects to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until the Registration Statement that has been previously filed with respect to such Underwritten Takedown becomes effective or is subsequently terminated.

2.7 Withdrawal of Underwritten Takedown.

2.7.1 Prior to the filing of the applicable preliminary or “red herring” Prospectus used for marketing an Underwritten Takedown, a majority-in-interest of the relevant Demanding Holders shall have the right to withdraw from such Underwritten Takedown for any or no reason whatsoever upon written notification to the Company, each other Demanding Holder and Requesting Holder, and the applicable Underwriter(s).

2.7.2 Following the receipt of any notice of withdrawal pursuant to subsection 2.7.1, the other Demanding Holders and Requesting Holders, provided they collectively qualify as Demanding Holders pursuant to Section 2.4 and the Takedown Threshold would still be satisfied, may elect to continue with the Underwritten Offering and such continued Takedown Demand shall count as a Takedown Demand of the continuing Demanding Holders for purposes of subsection 2.4.3 and not of the withdrawing Demanding Holders.

2.7.3 If following a request under subsection 2.7.1 an Underwritten Takedown is withdrawn and not continued pursuant to subsection 2.7.2, then the withdrawn Takedown Demand shall count as an Underwritten Takedown for purposes of subsection 2.4.3 (unless one or more of the Demanding Holders reimburse the Company for all Registration Expenses with respect to such Underwritten Takedown, in which case it shall not count as an Underwritten Takedown).

2.8 Piggyback Registration.

2.8.1 Piggyback Rights. Subject to subsection 2.9.3, if the Company or any shareholder of the Company proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company, including an Underwritten Takedown pursuant to Section 2.4), other than a Registration Statement (a) filed in connection with any employee share option or other benefit plan, (b) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (c) for an offering of debt that is convertible into equity securities of the Company, (d) for a dividend reinvestment plan, or (e) for a rights offering, then the Company shall give written notice of such proposed filing or offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable preliminary “red herring” Prospectus or prospectus supplement used for marketing such offering, which notice shall (x) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (y) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within ten (10) days after receipt of such written notice (such Registration a “Piggyback Registration”). Subject to subsection 2.8.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.8.1 to be included in such Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to enter into and comply with an underwriting agreement in customary form with the Underwriter(s) duly selected for such Underwritten Offering.

2.8.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Ordinary Shares or other equity securities that the Company desires to sell, taken together with (x) the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (y) the Registrable Securities as to which registration has been requested pursuant to Section 2.8 hereof, and (z) the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering:

(i) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities;

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.8.1 that can be sold without exceeding the Maximum Number of Securities (to be allocated among such Holders in the manner set forth in subsection 2.2.2 if the Registrable Securities desired to be sold by such Holders in the aggregate, when combined with those desired to be sold by the Company, would exceed the Maximum Number of Securities); and

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(b) If the Registration or registered offering is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering:

(i) first, the Ordinary Shares or other equity securities, if any, of such demanding persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities;

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, Pro Rata, which can be sold without exceeding the Maximum Number of Securities;

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.8.1, which can be sold without exceeding the Maximum Number of Securities; and

(iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c) If the Registration or registered offering is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.4, then the Company shall include in any such Registration or registered offering securities pursuant to Section 2.5.

2.8.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or in the case of a Shelf Registration, prior to the filing of the applicable preliminary or “red herring” Prospectus used for marketing of the relevant offering or takedown thereunder. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (excluding a Piggyback Registration by Holder(s) in connection with an Underwritten Takedown under Sections 2.1 to 2.6) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.8.3.

2.8.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.8 shall not be counted as an Underwritten Takedown for purposes of subsection 2.4.3, and there shall be no limit on the number of Piggyback Registrations.

2.9 Block Trades; Other Coordinated Offerings.

2.9.1 Notwithstanding the foregoing (but subject to Section 3.4), at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Holder wishes to engage in an underwritten or other coordinated registered offering not involving a “roadshow,” including (i) an offer commonly known as a “block trade” (a “Block Trade”) and (ii) an “at-the-market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), either (x) with a total offering price reasonably expected to exceed, in the aggregate, US$5,000,000 or (y) where the Demanding Holder is the Significant Holder or the Sponsor, in respect of all remaining Registrable Securities held by such Holder, then such Holder shall notify the Company, the Significant Holder and the Sponsor of the Block Trade or Other Coordinated Offering at least five (5) Business Days prior to the day such offering is to commence and the Company shall as expeditiously as possible use reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use reasonable efforts to work with the Company and any Underwriters or placement agents or sales agents prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade or the Other Coordinated Offering and any related due diligence and comfort procedures, in accordance with subsections 3.1.11 and 3.1.12.

2.9.2 Prior to the filing of the applicable “red herring” Prospectus or prospectus supplement used in connection with a Block Trade or an Other Coordinated Offering, a majority-in-interest of the Holders initiating such Block Trade or Other Coordinated Offering shall have the right to withdraw upon written notification to the Company and the Underwriter or Underwriters (if any) or placement agents or sales agents (if any). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or an Other Coordinated Offering prior to its withdrawal under this subsection 2.9.2. A Block Trade or Other Coordinated Offering withdrawn pursuant to this subsection 2.9.2 shall nonetheless be counted as a demand for purposes of subsection 2.9.5.

2.9.3 Only the Significant Holder or the Sponsor may exercise Piggyback Registration rights in connection with a Block Trade; with respect to any other Holders from time to time, Section 2.8 hereof shall not apply to a Block Trade initiated by a Holder pursuant to this Agreement. Notwithstanding the time periods provided for in Section 2.8, in the Significant Holder’s or the Sponsor’s exercise of Piggyback Registration rights in connection with a Block Trade, the Company and the initiating Holder(s) shall not be obligated to include the Significant Holder’s or the Sponsor’s Registrable Securities in such Block Trade unless requested to do so in writing within the Business Day immediately following the date on which notice of the Block Trade is given pursuant to subsection 2.9.1.

2.9.4 The initiating Holder(s) in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

2.9.5 Holders in the aggregate may demand no more than one (1) Block Trade or Other Coordinated Offering pursuant to this Section 2.9 in any three (3) month period, and no more than four (4) Block Trades or other Coordinated Offerings pursuant to this Section 2.9 within the first twelve (12) months following the Closing. For the avoidance of doubt, any Block Trade pursuant to this Section 2.9 shall not be counted as an Underwritten Takedown for purposes of subsection 2.4.3.

2.10 Market Stand-Off Agreement. The Company and each Holder given an opportunity to participate in an Underwritten Offering of equity securities of the Company (other than a Block Trade) pursuant to the terms of this Agreement agrees that it shall not Transfer any Ordinary Shares or other equity securities of the Company (other than those included in such offering pursuant to this Agreement, and excepting any Transfers between or among the Sponsor Parties), without the prior written consent of the managing Underwriters, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering. The Company and each Holder agrees to execute a customary lock-up agreement in favor of the relevant Underwriters to such effect (in the case of a Holder, in each case on substantially the same terms and conditions as all such Holders). If any Holder or any director or executive officer of such Holder participating in such Underwritten Offering enters into an agreement relating to the subject matter set forth in this section on terms and conditions that are less restrictive than those agreed to herein (or such terms and conditions are subsequently relaxed including as a result of a modification, waiver, amendment, or written consent of the Board), then the less restrictive or relaxed terms and conditions shall apply to each other Holder.

ARTICLE 3
COMPANY PROCEDURES

3.1 General Procedures. In connection with any Shelf and/or Underwritten Takedown, the Company shall use reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use reasonable efforts to cause such Registration Statement to become effective and remain effective until such time as there are no longer any Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least five percent (5%) of the Registrable Securities registered on such Registration Statement, or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are disposed of in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on the national securities exchange on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly, and in no event later than one (1) Business Day, after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly take all actions reasonably required to prevent the entry of any stop order or to obtain its withdrawal if such stop order should be entered;

3.1.8 at least five (5) Business Days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein), and providing copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus or any amendments or supplements thereof, and thereafter, take reasonable account of comments of counsel to such seller;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to promptly correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders (such representative to be selected by a majority-in-interest of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense (other than with respect to Registration Expenses), in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representative, or Underwriters enter into a confidentiality agreement, in customary form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 in the event of an Underwritten Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain (a) an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority-in-interest of the participating Holders, and (b) a negative assurance (“10b-5”) letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such 10b-5 letter is being given as the placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such 10b-5 letters;

3.1.13 in the event of any Underwritten Offering, Block Trade or Other Coordinated Offering that is registered pursuant to a Registration Statement, enter into and perform its obligations under an underwriting agreement, a sales agreement or a placement agreement, in usual and customary form, with the managing Underwriter, sales agent or placement agent of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

3.1.15 with respect to an Underwritten Offering pursuant to Section 2.4, use reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that each Holder shall bear any Underwriters’ commissions and discounts, brokerage fees and Underwriter marketing costs (if reimbursable to the Underwriter(s)), and any related transfer taxes attributable to the sale of such Holder’s Registrable Securities in connection with any Underwritten Takedown and that the selling Holders shall bear the fees and disbursements of legal counsel to the selling Holders.

3.3 Requirements for Participation in Underwritten Offerings. Each Holder shall provide such information as may reasonably be required by the Company, or the managing Underwriter or placement agent or sales agent, if any, in connection with the preparation of any Registration Statement or Prospectus, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Article 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide such information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of reputable external counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person:

3.3.1 agrees to sell such person’s securities on the basis provided in any customary underwriting arrangements approved by the Company (after having considered and taken reasonable account of comments of U.S. counsel for the Holders which are selling in the Underwritten Offering); and

3.3.2 completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the Registration of the other Registrable Securities to be included in such Registration.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement (including pursuant to subsection 3.1.9), each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. In addition, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (b) in the good faith view of the Company, require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the period of time determined in good faith by the Company to be necessary for such purpose; provided, however, that the Company shall not have the right to exercise the rights set forth in this Section 3.4 more than twice or for more than sixty (60) consecutive days or more than a total of one-hundred-and-twenty (120) days, in each such case in any twelve (12)-month period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it remains a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval system shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE 4
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification by the Company. To the extent permitted by law, the Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, attorneys and agents, and each person, if any, who controls such Holder (within the meaning of the Securities Act) (each, a “Holder Indemnified Party”), from and against all losses, judgments, claims, damages, liabilities and expenses (including without limitation reasonable outside attorneys’ fees), whether joint or several, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, or arising out of or that are based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, except insofar as the same are (x) caused by or contained in any information or affidavit furnished in writing to the Company by such Holder expressly for use therein, or (y) based on any such Holder’s violation of federal securities laws or failure to sell the Registrable Securities in accordance with the intended plan of distribution contained in the Prospectus. The Company shall promptly reimburse the Holder Indemnified Party for any reasonable expenses properly incurred by such Holder Indemnified Party in connection with investigating and defending any proceeding or action to which this Section 4.1 applies (including the reasonable fees and disbursements of legal counsel), loss, judgment, claim, damage, liability or action, except insofar as such proceeding or action (x) are caused by or are based on any information or affidavit furnished in writing to the Company by such Holder expressly for use in the relevant Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, or (y) are based on any such Holder’s violation of federal securities laws or failure to sell the Registrable Securities in accordance with the intended plan of distribution contained in the Prospectus.

4.2 Information Provided by Holders. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus. To the extent permitted by law, each Holder shall indemnify and hold harmless the Company, its officers, directors, attorneys and agents and each person, if any, who controls the Company (within the meaning of the Securities Act) from and against all losses, judgments, claims, damages, liabilities and expenses (including without limitation reasonable outside attorneys’ fees), whether joint or several, arising out of or that are based upon any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission was contained in any information or affidavit furnished in writing by such Holder to the Company expressly for use therein, or if such losses, judgments, claims, damages, liabilities and expenses are based on any such Holder’s violation of the federal securities laws or failure to sell the Registrable Securities in accordance with the intended plan of distribution contained in the Prospectus; provided, however, that the obligation to indemnify shall be several, not joint or joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

4.3 Indemnification Process.

4.3.1 Any person entitled to indemnification herein shall:

(a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party); and

(b) permit an indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.

4.3.2 If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).

4.3.3 The indemnified party shall have the right to employ separate counsel (but no more than one (1) such separate counsel, which counsel is reasonably acceptable to the indemnifying party) to represent the indemnified party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party, with the reasonably incurred fees and expenses of such counsel to be paid by such indemnifying party if the indemnified party and the indemnifying party are named as defendants and, based upon the written opinion of counsel of such indemnified party, representation of both the indemnified party and the indemnifying party by the same counsel would be inappropriate due to actual or potential differing interests between them.

4.3.4 No indemnifying party shall, without the prior written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement of any claim or pending or threatened proceeding in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party which (i) cannot be settled in all respects by the payment of money (and if any such money is required to be paid under such judgment or settlement it shall be so paid by the indemnifying party pursuant to the terms of such judgment or settlement), or (ii) settlement includes a statement or admission of fault or culpability on the part of an indemnified party or (iii) settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation.

4.3.5 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.4 Contribution. If the indemnification provided under Sections 4.1, 4.2, and 4.3 from the indemnifying party is judicially determined to be unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any indemnifying party and any indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or omitted to be made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the liability of any Holder under this subsection 4.4 shall be limited to the amount of the net proceeds actually received by such Holder in such offering giving rise to such liability, and no Holder shall have any liability for contribution to the extent that such Holder would not have been liable for indemnification pursuant to this Agreement. The amount paid or payable by an indemnified party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1, 4.2 and 4.3 above, legal or other fees, charges or out-of-pocket expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.4 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.4 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE 5
MISCELLANEOUS

5.1 Notices. All general notices, demands or other communications required or permitted to be given or made hereunder (“Notices”) shall be in writing and delivered personally or sent by courier or sent by electronic mail to the intended recipient thereof. Any such Notice shall be deemed to have been duly served (a) if given personally or sent by local courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; or (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt). Any notice or communication under this Agreement must be addressed, if to the Company, to the principal office of the Company or to such email address or address as subsequently modified by written notice given in accordance with this Section 5.1, with a copy to 345 Park Avenue, New York, NY 10154, to the attention of David J. Levine, and if to any Holder, at such Holder’s address or contact information as set forth in Schedule 1 (as updated from time to time, including pursuant to Section 5.2.5) or to such Holder’s address as found in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1. Any Holder not desiring to receive Notices at any time and from time to time may so notify the other parties, who shall thereafter not make, give or deliver any Notice to such Holder until duly notified otherwise (or until the expiry of any period specified in such Holder’s notice).

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 No Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the terms and conditions of this Agreement. After the expiration of the lock-up period applicable to such Holder pursuant to any Lock-Up Agreement, the Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to any person to whom it transfers Registrable Securities; provided that such Registrable Securities remain Registrable Securities following such transfer, and such person agrees to be bound by the terms and conditions of this Agreement.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in the form attached as an Exhibit hereto (an “Addendum Agreement”), to be bound by the terms and conditions of this Agreement. Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void. The execution of an Addendum Agreement by the parties thereto shall constitute a permitted amendment of this Agreement notwithstanding the provisions of Section 5.9. Upon a transfer or assignment made in accordance with this Section 5.2, Schedule 1 shall be deemed updated accordingly to reflect the removal of the assignor and addition of the assignee.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including by electronic means), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.4 Governing Law; Venue. Each party expressly agrees that this Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. Any claim or cause of action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of any cause of action may be heard and determined only in any such court, and agrees not to bring any cause of action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action brought pursuant to this Section 5.4. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5 Remedies. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) such parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages and without posting a bond, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the parties hereto would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.5 shall not be required to provide any bond or other security in connection with any such injunction.

5.6 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

5.7 Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings among the parties with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

5.8 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive; (b) words in the singular include the plural, and in the plural include the singular; (c) the words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified; (d) the term “including” is not limiting and means “including without limitation”; (e) whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms; (f) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications or supplements thereto; and (g) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation. The headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

5.9 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least fifty percent (50%) of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the prior written consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.10 Termination of Existing Registration Rights. The registration rights granted under this Agreement shall supersede any registration, qualification or similar rights of the Holders with respect to any shares or securities of BIII or the Company granted under any other agreement, and any of such preexisting registration, qualification or similar rights and such agreements shall be terminated and of no further force and effect.

5.11 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person, and that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.12 Effectiveness of this Agreement.

5.12.1 This Agreement shall take effect as of and from the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”); provided, that if the Business Combination Agreement is terminated prior to the Closing, this Agreement shall not become effective and shall be deemed void.

5.12.2 With effect from the Closing, each party to this Agreement hereby irrevocably waives and agrees not to exercise or enforce any rights it may have in respect of the registration of Registrable Securities pursuant to any other agreement including, without limitation, the Existing Registration Rights Agreement.

5.13 Term. This Agreement shall terminate (a) on the date as of which all of the Registrable Securities have been sold or disposed of and (b) with respect to any particular Holder, the date as of which such Holder ceases to hold any Registrable Securities held by such Holder. The provisions of Section 3.2, Section 3.5 and ARTICLE 4 shall survive any termination.

5.14 Sponsor Parties Representative.

5.14.1 Each Sponsor Party hereby irrevocably appoints the Sponsor to act as the Sponsor Parties’ representative (the “Sponsor Parties Representative”) for all purposes under this Agreement. Any notice by any party to the Sponsor Parties Representative made in accordance with this Agreement shall be deemed to be a notice to all of the Sponsor Parties, and any notice of any Sponsor Party to the Company or any other party shall be valid only if given by the Sponsor Parties Representative. The Company and each other party shall be entitled to rely on a notice or instruction from the Sponsor Parties Representative on behalf of a Sponsor Party.

5.14.2 The Sponsor undertakes that, and the Sponsor Parties agree that, prior to the Sponsor (i) ceasing to hold any Registrable Securities or (ii) undertaking any liquidation, dissolution or winding up, the Sponsor shall designate the Sponsor Party holding the largest number of Registrable Securities at such time as the “Sponsor Parties Representative”, and the provisions of this sentence shall also apply subsequently, mutatis mutandis, if any such Sponsor Party ceases to hold Registrable Securities or undertakes any liquidation, dissolution or winding up.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

[●] (F/K/A BLACK SPADE ACQUISITION III CO)

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

BLACK SPADE SPONSOR LLC III

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

COHEN & COMPANY CAPITAL MARKETS, A DIVISION OF COHEN AND COMPANY SECURITIES, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

CHARDAN CAPITAL MARKETS, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

CHI WAI DENNIS TAM

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

SHING JOE KESTER NG

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

RICHARD KIRBY TAYLOR

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

RUSSELL WILLIAM GALBUT

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

ROBERT STEVEN MOORE

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

PO YI PATSY CHAN

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

WING HONG SAMMY HSIEH

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

YUEN WAI SAMUEL TSANG

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

CHUNG YIK LEE

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

LUXI LI

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

SEK YAN HO

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Existing Holder:

CHIU YI ZOE TSE

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

New Holder:

ASTRUM SPACE HOLDING INC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE 1

1.	Black Spade Sponsor LLC III

Address: c/o Black Spade Acquisition III Co

Ste 2902

29/F The Centrium 60 Wyndham Road

Central, Hong Kong

Attention: Dennis Tam

E-mail:

2.	Chi Wai Dennis Tam

Address: c/o Black Spade Acquisition III Co

Ste 2902

29/F The Centrium 60 Wyndham Road

Central, Hong Kong

Attention: Dennis Tam

E-mail:

3.	Shing Joe Kester Ng

Address:

Attention: Shing Joe Kester Ng

E-mail:

4.	Richard Kirby Taylor

Address:

Attention: Richard Kirby Taylor

E-mail:

5.	Russell William Galbut

Address:

Attention: Russell William Galbut

E-mail:

6.	Robert Steven Moore

Address:

Attention: Robert Steven Moore

E-mail:

7.	Po Yi Patsy Chan

Address:

Attention: Po Yi Patsy Chan

E-mail:

8.	Wing Hong Sammy Hsieh

Address:

Attention: Wing Hong Sammy Hsieh

E-mail:

9.	Yuen Wai Samuel Tsang

Address:

Attention: Yuen Wai Samuel Tsang

E-mail:

10.	Chung Yik Lee

Address: Suite 2902, 29/F, The Centrium

60 Wyndham Street,

Central, Hong Kong

Attention: Chung Yik Lee

E-mail:

11.	Luxi Li

Address: Suite 2902, 29/F, The Centrium

60 Wyndham Street,

Central, Hong Kong

Attention: Luxi Li

E-mail:

12.	Sek Yan Ho

Address: Suite 2902, 29/F, The Centrium

60 Wyndham Street,

Central, Hong Kong

Attention: Sek Yan Ho

E-mail:

13.	Chiu Yi Zoe Tse

Address: Suite 2902, 29/F, The Centrium

60 Wyndham Street,

Central, Hong Kong

Attention: Chiu Yi Zoe Tse

E-mail:

14.	Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC

Address: 3 Columbus Circle, 24th Floor

New York, NY 10019

Attn: General Counsel

Email:

15.	Chardan Capital Markets, LLC

Address: 17 State Street, Suite 2130

New York NY 10004

EXHIBIT

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on                       , 20      , by the undersigned (the “New Holder”) pursuant to the terms of that certain Amended and Restated Registration Rights Agreement dated as of [●], 2026 (the “Agreement”), by and among [●] (f/k/a Black Spade Acquisition III Co), an exempted company incorporated with limited liability under the laws of the Cayman Islands, having its registered office at [●] (the “Company”) and each of the Persons listed on Schedule 1 thereto (each a “Holder”). Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

Acknowledgment. The New Holder acknowledges that the New Holder is acquiring certain Registrable Securities (as defined in the Agreement) as a transferee of such Registrable Securities from a party in such party’s capacity as a holder of Registrable Securities under the Agreement, and after such transfer, the New Holder shall be considered a “Holder” and a holder of Registrable Securities for all purposes under the Agreement.

Agreement. The New Holder hereby (a) agrees that the Registrable Securities shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

Notice. Any notice required or permitted by the Agreement shall be given to the New Holder at the address or email address listed below the New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED:

Print Name:	[●] (f/k/a Black Spade Acquisition III Co)
By:	By:
Address:
Email: